SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2004

GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-23113	75-1656431
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Arkansas Mount Pleasant, Texas	75455
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (903) 572-9881

Item 7. Financial Statements and Exhibits.

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1 - Press Release issued by Guaranty Bancshares, Inc. dated March 5, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On March 5, 2004, Guaranty Bancshares, Inc. publicly disseminated a press release announcing its financial results for the fourth quarter and for the year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCSHARES, INC.

Dated: March 5, 2004	By: /s/ Clifton A. Payne Clifton A. Payne Senior Vice President andChief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Guaranty Bancshares, Inc. dated March 5, 2004.